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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of report: JULY 27, 2004
                        (Date of earliest event reported)


                          WESTERN FOREST PRODUCTS INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           CANADA                     033-74656               NOT APPLICABLE
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
      of incorporation)                                   Identification Number)


                            435 TRUNK ROAD, 3RD FLOOR
                           DUNCAN, B.C. CANADA V9L 2P9
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                  250-748-3711
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



         Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 8.01   OTHER EVENTS.

This Form 8-K 15d-5 is being filed by Western Forest Products Inc. ("Western Forest") as the initial report of Western Forest to the Securities and Exchange Commission and as notice that Western Forest is the "successor issuer" to Doman Industries Limited ("Doman") pursuant to Rule 15d-5 promulgated under the Securities Exchange Act of 1934, as amended.

Western Forest and Doman announced by press release on July 27, 2004, that, in connection with the Plan of Compromise and Arrangement (the "Plan") in respect of Doman and certain of its subsidiaries under the Companies Creditors Arrangement Act ("CCAA"), the transactions contemplated by the Plan were completed on July 27, 2004 and the Plan was implemented.

Upon implementation of the Plan, Western Forest became the successor business to Doman. A total of 25,635,931 Common Shares of Western Forest and US$221 million principal amount of Secured Bonds of Western Forest (issued at a price of US$950 per US$1,000 principal amount) were distributed under the Plan to former creditors of Doman and certain standby purchasers.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)    Exhibits

     99.1 Press Release, dated July 27, 2004, of Doman Industries Limited and Western Forest Products Inc.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 26, 2004
                                       WESTERN FOREST PRODUCTS INC.



                                       By:  /s/ P.G. Hosier
                                            ------------------------------------
                                            P.G. Hosier
                                            Vice President, Finance and
                                            Corporate Secretary